EXHIBIT 10.1

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this “Termination Agreement”) is entered into as of as of the 20th day of June, 2025 (the “Termination Agreement Effective Date”), by and among Arbutus Biopharma Corporation, a British Columbia corporation (“Arbutus”), having a place of business at 701 Veterans Circle, Warminster, PA 18974, USA, and Qilu Pharmaceutical Co., Ltd., a company established pursuant to applicable laws and regulations of the People’s Republic of China (“Qilu”), having a place of business at No. 8888 Lvyou Road, Jinan, Shandong 250104 China. Arbutus and Qilu are each referred to herein by name or as a “Party” or, collectively, as “Parties”. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the License Agreement (defined below).

RECITALS

WHEREAS, the Parties entered into that certain Technology Transfer and Exclusive License Agreement, by and among Arbutus and Qilu, dated December 13, 2021 (the “License Agreement”); and

WHEREAS, Qilu and Arbutus wish to terminate the License Agreement and the Ancillary Agreements (each as defined below) in their entirety, subject to the terms and conditions herein.

NOW THEREFORE, in consideration of the foregoing and the premises and conditions set forth herein, the Parties agree as follows:

1.	Termination.

The License Agreement and each of the agreements listed on Exhibit A (the “Ancillary Agreements”) attached hereto (the License Agreement and the Ancillary Agreement are collectively referred as the “Terminated Agreements”) are hereby terminated as of the Termination Agreement Effective Date, except for the sections in such agreements that shall survive in accordance with the survival provisions thereof. For the avoidance of doubt, the Parties acknowledge and agree that Sections 12.3(a), 12.3(b), 12.5 and 12.6 of the License Agreement (and any other Sections referenced therein) govern the termination of the License Agreement.

2.	Effects of Termination

2.1	Generally

(i)	All licenses and other rights granted by Arbutus to Qilu are terminated, and all rights of Qilu under the Arbutus IP revert to Arbutus. Qilu acknowledges and agrees that (A) the license granted by Qilu to Arbutus under Section 11.1(c) of the License Agreement survives according to the terms of Section 12.3 thereof, and (B) Arbutus hereby requests, and Qilu hereby grants, the license set forth in Section 12.3(b)(ii) of the License Agreement pursuant to the terms therein.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

(ii)	Other than as provided for or referenced in this Termination Agreement and/or Section 12.3 of the License Agreement, the Parties shall have no further obligation to perform any activities under the Terminated Agreements, and Qilu shall cease any and all Exploitation activities relating to the Licensed Compound and the Licensed Product in the Territory immediately.

2.2	Destruction of Material, Document and Confidential Information

(i)	Qilu shall, within thirty (30) days from Termination Agreement Effective Date, at Qilu’s sole cost and expense, destroy or delete, any and all documents containing the Arbutus Know-How that were provided by Arbutus under the Terminated Agreements and any unused tangible materials that were furnished by Arbutus under the Terminated Agreements, including those tangible materials set forth on Exhibit C hereto.

(ii)	Subject to Section 4.1(e) of the License Agreement and Section 2.3 below, within thirty (30) days from Termination Agreement Effective Date, each Party shall, at its own cost, destroy or delete all Confidential Information of the other Party received during the Term of the License Agreement, provided that each Party may retain the Confidential Information of the other Party as described and pursuant to the requirements set forth in Section 8.3 of the License Agreement, including that both Parties shall remain subject to the confidentiality obligations of Article 8 of the License Agreement with respect to such retained Confidential Information. Promptly after the destruction and/or deletion of Arbutus Confidential Information as set forth above, Qilu shall provide a written certification, signed by an authorized officer of Qilu, of such destruction and/or deletion. Notwithstanding the above, the parties agree that Qilu’s obligations under Section 4.1(e) of the License Agreement to maintain records shall expire five (5) years after the Termination Agreement Effective Date.

2.3	Data and Documents to be Transferred to Arbutus by Qilu.

(i)	Pursuant to Section 12.3(b)(i) of the License Agreement, Qilu hereby assigns any and all Regulatory Documents to Arbutus and shall transfer such Regulatory Documents, including any correspondence with Regulatory Authorities, as set forth below.

(ii)	To the extent permissible under Applicable Law, Arbutus shall be entitled to freely use the Product Data, including for the Exploitation of the Licensed Compound and Licensed Products.

(iii)	The transfer of electronic data and documents under this Termination Agreement, including the data and documents set forth on Exhibit D hereto, shall be effected by way of [***] mutually agreeable to the Parties and/or [***], promptly after execution of this Termination Agreement, but in no event later than June 30, 2025.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

(iv)	For the documents written in Chinese, Qilu shall not be obligated to translate them into English.

3.	[***]

4.	Miscellaneous

4.1	This Termination Agreement may not be assigned or otherwise transferred by a Party, nor may any right or obligation hereunder be assigned or transferred by a Party, without the prior written consent of the other Party, provided that this Termination Agreement may be assigned by such Party without such consent in connection with a permitted assignment by such Party of the License Agreement in its entirety as set forth in Section 13.2 of the License Agreement. Notwithstanding any assignment or transfer pursuant to this Section 4, the assigning or transferring Party shall remain liable for all of its obligations hereunder. Any attempted assignment or transfer in violation of this Section 4.1 will be void and of no effect.

4.2	This Termination Agreement shall not be amended in any respect whatsoever except by a further agreement, in writing, fully executed by each of the Parties.

4.3	Qilu acknowledges and agrees that Arbutus may (i) release a press release announcing the termination of the Terminated Agreements using the language substantially in the form attached hereto as Exhibit B, and (ii) file with the United States Securities and Exchange Commission (SEC) any required disclosure related to the termination of the Terminated Agreements as long as it is consistent with the press release language in Exhibit B. Qilu acknowledges and agrees that such press release and SEC filing may include other disclosures unrelated to Qilu and the Terminated Agreements. Subject to Section 8.6 of the License Agreement, any other press release or other public disclosure concerning the termination hereunder shall be subject to the prior written consent of the Parties. The Parties agree to consult with each other reasonably and in good faith with respect to the text and timing of any other press releases and disclosures prior to the issuance thereof, and shall give due consideration to any reasonable comments by either Party relating to such releases and disclosures.

4.4	Article 8 (Confidentiality; Publication), Sections 13.1 (Force Majeure), 13.3 (Severability), 13.4 (Notices), 13.5 (Governing Law), 13.6 (Internal Resolution), 13.7 (Binding Arbitration), 13.8 (Headings), 13.9 (Independent Contractors), 13.10 (Waiver), 13.11 (Waiver of Rule of Construction), 13.13 (Business Day Requirements), 13.14 (Further Actions), and 13.15 (Construction) of the License Agreement are hereby incorporated herein by reference, mutatis mutandis.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

4.5	This Termination Agreement may be executed in one or more counterparts, and by the Parties on separate counterparts, but shall not be effective until each Party has executed at least one counterpart and each such counterpart shall constitute an original of this Termination Agreement but all the counterparts shall together constitute one and the same instrument. Each counterpart may be executed by each of the Parties and transmitted by hand or electronic mail transmission, and shall be as valid and effectual as if executed as an original. The Parties agree that such transmission by hand or electronic mail shall be sufficient to constitute formal delivery of this Termination Agreement to the other Party.

[Signature Page and Exhibits Follow]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

In Witness Whereof, the Parties intending to be bound have caused this Termination Agreement to be executed by their duly authorized representatives as of the Termination Agreement Effective Date.

ARBUTUS BIOPHARMA CORPORATION

By:	/s/ Lindsay Androski
Name:	Lindsay Androski
Title:	Chief Executive Officer

QILU PHARMACEUTICAL CO., LTD.

By:	/s/ Yidong Zhu
Name:	Yidong Zhu
Title:	Executive Vice General Manager, Global Innovative R&D

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

Exhibit A

Ancillary Agreements

Exhibit B

Press Release Language

Exhibit C

Tangible Materials to be Destroyed by Qilu

Exhibit D

Documents and Data to be Transferred to Arbutus

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL